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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       February 4, 1996

                                W. R. GRACE & CO.
             (Exact name of registrant as specified in its charter)

         New York                      1-3720                    13-3461988
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

   One Town Center Road, Boca Raton, Florida                    33486-1010
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (407) 362-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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         Item 5.           Other Events.

                           On February 4, 1996, W. R. Grace & Co. ("Grace") and Fresenius AG ("Fresenius AG") announced that they had entered into an Agreement and Plan of Reorganization dated as of February 4, 1996 (the "Reorganization Agreement"), pursuant to which Grace's National Medical Care, Inc. unit would combine with Fresenius AG's dialysis business immediately following a spin-off of Grace's specialty chemicals business.

                           Grace and Fresenius AG have issued a joint press release (the "Press Release") with respect to the foregoing, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

                           The foregoing is qualified in its entirety by reference to the Reorganization Agreement (and exhibits thereto) and Press Release filed as Exhibits 2 and 99.1 hereto, respectively, which are incorporated herein by reference.

         Item 7.           Financial Statements and Exhibits.

                           (c)The following exhibits are filed with this report:

                                  EXHIBIT INDEX

                  Exhibit Number                   Description
                  --------------                   -----------

                        2              Agreement and Plan of Reorganization,
                                       dated as of February 4, 1996, between
                                       Grace and Fresenius AG (including, as
                                       exhibits thereto, the Distribution
                                       Agreement, dated as of February 4, 1996,
                                       between Grace, Fresenius AG and
                                       W. R. Grace & Co.-Conn. and the Contribution
                                       Agreement, dated as of February 4, 1996,
                                       among Grace, Fresenius AG, Steril Pharma GmbH
                                       and W. R. Grace & Co.-Conn.).

                       99.1            Press Release issued February 4, 1996.







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                                   SIGNATURES

                           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   W. R. GRACE & CO.

                                   By: /s/ Robert B. Lamm
                                      -----------------------------------
                                      Name:  Robert B. Lamm
                                      Title: Vice President and Secretary

         Dated:  February 6, 1996


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                                  EXHIBIT INDEX

   Exhibit Number                   Description
   --------------                   -----------

         2              Agreement and Plan of Reorganization,
                        dated as of February 4, 1996, between
                        Grace and Fresenius AG (including, as
                        exhibits thereto, the Distribution
                        Agreement, dated as of February 4, 1996, between Grace, Fresenius AG and
                        W. R. Grace & Co.-Conn. and the Contribution
                        Agreement, dated as of February 4, 1996, among Grace, Fresenius AG, Steril Pharma GmbH and W. R. Grace & Co.-Conn.).

        99.1            Press Release issued February 4, 1996.